UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017 (November 16, 2017)

ENTERCOM COMMUNICATIONS CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14461	23-1701044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 E. City Avenue, Suite 809 Bala Cynwyd, Pennsylvania	19004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610)-660-5610

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On November 17, 2017, Entercom Communications Corp., a Pennsylvania corporation (the “Company”), filed a Current Report on Form 8-K announcing, among other things, that the Company completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 2, 2017 and amended as of July 10, 2017 and September 13, 2017 (as amended, the “Merger Agreement”), by and among the Company, Constitution Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Entercom (“Merger Sub”), CBS Corporation, a Delaware corporation (“CBS”), and CBS Radio Inc., a Delaware corporation and wholly owned subsidiary of CBS (“CBS Radio”), whereby the Company combined with CBS’s radio business in a two-step all-stock “Reverse Morris Trust” transaction that involved (i) a separation of CBS Radio from CBS (the “Separation”) pursuant to that certain Master Separation Agreement, dated as of February 2, 2017 (the “Separation Agreement”), followed by (ii) the merger of CBS Radio with Merger Sub (the “Merger”, and together with the Separation and the other transactions contemplated by the Merger Agreement and the Separation Agreement, the “Transactions”), with CBS Radio surviving the Merger as a wholly owned subsidiary of the Company.

On November 15, 2017, in connection with the Transactions, CBS Radio amended and restated its certificate of incorporation, as previously agreed in the Separation Agreement, to combine CBS Radio’s Series 1 Common Stock, par value $0.01 per share, and Series 2 Common Stock, par value $0.01 per share, into a single series of common stock. In connection therewith, the board of directors of CBS Radio and CBS Radio’s sole stockholder authorized CBS Radio to effect a stock split (the “Stock Split”) such that there were 101,407,494 shares of common stock of CBS Radio issued and outstanding prior to the effective time of the Merger.

This Amendment No. 1 to the Current Report on Form 8-K of the Company originally filed on November 17, 2017 is being filed solely for the purpose of amending and supplementing Item 9.01 thereto as set forth below.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of CBS Radio as of and for the years ended December 31, 2016, 2015 and 2014, and the notes thereto, were included in the Entercom Registration Statement on Form S-4, as amended (Registration No. 333-217273), which was declared effective by the SEC on October 19, 2017, and are incorporated by reference into this Item 9.01(a).

The unaudited interim consolidated balance sheets of CBS Radio as of June 30, 2017 and December 31, 2016 and the unaudited interim consolidated statements of operations and cash flows for the six months ended June 30, 2017 and 2016, and the notes thereto, were included in the Entercom Registration Statement on Form S-4, as amended (Registration No. 333-217273), which was declared effective by the SEC on October 19, 2017, and are incorporated by reference into this Item 9.01(a).

The unaudited interim consolidated balance sheets of CBS Radio as of September 30, 2017 and December 31, 2016, the unaudited interim consolidated statements of operations for the three months and nine months ended September 30, 2017 and 2016 and the unaudited interim consolidated statements of cash flows for the nine months ended September 30, 2017 and 2016 were included in CBS Radio’s Current Report on Form 8-K furnished on November 3, 2017 and are incorporated by reference into this Item 9.01(a).

Selected Historical Financial Information of CBS Radio reflecting adjustments to account for the Stock Split are attached hereto as Exhibit 99.2 and are incorporated by reference into this Item 9.01.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Entercom and CBS Radio as of June 30, 2017 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2017 and for the year ended December 31, 2016, and the notes thereto, were included in the Entercom Registration Statement on Form S-4, as amended (Registration No. 333-217273), which was declared effective by the SEC on October 19, 2017, and are incorporated by reference into this Item 9.01(b).

(d) Exhibits

The information set forth in the Exhibit Index following the signature page hereto is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Title

23.1	Consent of PricewaterhouseCoopers LLP

99.2	Selected Historical Financial Information of CBS Radio Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

Dated: November 30, 2017	By:	/s/ Andrew P. Sutor, IV
	Name:	Andrew P. Sutor, IV
	Title:	Executive Vice President, General Counsel and Secretary